Exhibit 10.4
SECOND AMENDMENT TO THE AMENDED AND RESTATED
EMPLOYMENT AGREEMENT OF ELIAS D. PAPADIMAS
This Second Amendment To The Amended And Restated Employment Agreement Of Elias D. Papadimas (this “Amendment”) is effective as of this 23rd day of September, 2022 (the “Effective Date”), by and between ELIAS D. PAPADIMAS (the “Executive”) and EXICURE, INC. (the “Company”) (each of the Executive and the Company, a “Party,” and collectively, the “Parties”).
RECITALS
WHEREAS, the Company and the Executive have entered into an Amended and Restated Employment Agreement effective June 1, 2021 (the “Executive Agreement”) and a First Amendment to that Amended and Restated Employment Agreement on January 17, 2022 (“First Amendment”); and
WHEREAS, the Company and the Executive wish to amend the Executive Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valid consideration, the sufficiency of which is acknowledged, the Parties hereto agree as follows:
AGREEMENT
1.Amendments to Section 5.
a.Section 5(c)(i) of the Executive Agreement is hereby amended and restated in its entirety as follows:
“the Company shall pay Executive a lump sum amount equal to six (6) months of Base Salary, less applicable withholdings and deductions, payable within sixty (60) days following Executive’s termination from employment;”
b.Section 5(c)(iii) of the Executive Agreement is hereby amended and restated in its entirety as follows:
“the Company shall pay Executive a lump sum amount equal to six (6) months of the employer portion of Executive’s group health insurance premiums, as in effect immediately prior to the termination of employment, less applicable withholdings and deductions, payable within sixty (60) days following Executive’s termination from employment.”
c.Section 5(d)(i) of the Executive Agreement, is hereby amended and restated in its entirety as follows:
“the Company shall pay Executive a lump sum amount equal to fifteen (15) months of Base Salary, less applicable withholdings and deductions, payable within sixty (60) days following Executive’s termination from employment;”
d.Section 5(d)(iv) of the Executive Agreement, is hereby amended and restated in its entirety as follows:
“the Company shall pay Executive a lump sum amount equal to twelve (12) months of the employer portion of Executive’s group health insurance premiums, as in effect immediately prior to the termination of employment, less applicable
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withholdings and deductions, payable within sixty (60) days following Executive’s termination from employment.”
2.The Company and the Executive further agree that this Amendment does not constitute grounds for “Good Reason” pursuant to the Executive Agreement, or otherwise constitute any trigger for the Company’s payment of any severance benefits to Executive pursuant to the Executive Agreement.
3.The Executive will continue to abide by Company rules and policies. Executive reaffirms, acknowledges and agrees to continue to comply with the Confidentiality, Non-Hire, Non-Disparagement, and Work Product Agreement, which Executive signed on July 20, 2021 (the “Confidentiality and Work Product Assignment Agreement”) and which prohibits unauthorized use or disclosure of the Company’s proprietary information, among other obligations.
4.The Executive confirms that he has read this Amendment, understands the terms thereof and has had sufficient opportunity to obtain independent legal advice.
5.Except as modified or amended in this Amendment and the First Amendment, no other term or provision of the Executive Agreement is amended or modified in any respect. The Executive Agreement, and its exhibits, along with this Amendment and the First Amendment, set forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior oral discussions or written communications and agreements. This Amendment cannot be modified or amended except in writing signed by the Executive and an authorized officer of the Company.
[Signature page follows]
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The Parties have executed this SECOND AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT OF ELIAS D. PAPADIMAS on the day and year first written above.
EXICURE, INC.
_/s/ Matthias Schroff_____________
Matthias Schroff, Ph.D.
Chief Executive Officer
EXECUTIVE
____/s/ Elias D. Papadimas__________
Elias D. Papadimas
Chief Financial Officer

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